First Quarter Fiscal 2009
Earnings Conference Call

May 4, 2009

Exhibit 99.2

Forward Looking Statements

This presentation contains forward-looking statements regarding the Company's prospects, including the outlook for tanker and articulated tug barge markets, the outcome of negotiations with Aker, completion of the agreement with Bender, changing oil trading patterns, anticipated levels of newbuilding and scrapping, prospects for certain strategic alliances and investments, prospects for the growth of the OSG Gas transport business, estimated TCE rates achieved for the second quarter of 2009 and estimated TCE rates for the third and fourth quarters of 2009, projected scheduled drydock and off hire days for the second, third and fourth quarters of 2009, estimated capitalized interest, debt amortization, expenditures for drydocks and vessels and liquidity for each of 2009, 2010 and 2011, timely delivery of newbuildings in accordance with contractual terms, locked-in charter revenue for 2009 and thereafter, credit risks of counterparties including charterers, suppliers, lenders and shipyards and the impact this may have on OSG and prospects of OSG’s strategy of being a market leader in the segments in which it competes.  Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the Company’s
Annual Report for 2008 on Form 10-K.

Q109 Earnings Highlights

Solid First Quarter Results

TCE1 revenues $293M, down 22% from $376M

EBITDA1 flat quarter-over-quarter at $176M

Net income $122M, up 8% from $112M

EPS $4.53 per diluted share up 26% from $3.60

Adjusting items added $3.53 to reported EPS1

$130M gains on asset sales +$4.83

$36M U.S. Flag shipyard contract termination costs ($1.34)

First Quarter Spot Rate Environment

1See Appendix “Reconciliation Tables and Supplemental Information”

$25K

$35K

$35K

$37K

$32K

$99K

1Q08

$40K

Suezmax

1Q07

1Q09

$27K

$22K

Handysize

$32K

$27K

Panamax

$26K

LR1

$42K

$28K

Aframax

$48K

$47K

VLCC

Average TCE Spot Rates/Day

Business Highlights

A balanced growth strategy enables OSG to weather challenging times ahead

Active asset management generates bottom-line returns to shareholders

Asset sales generated $240M in cash proceeds Q109

Proceeds from asset sales expected to be ~$300M in 1H09

$462M proceeds generated in FY08; $224M proceeds generated in FY07

A commercial pool strategy of building cargo and strong regional trading systems with key partners will benefit OSG on a relative basis in a down market

Cargo systems improve laden to ballast ratio (utilization) generating higher TCE revenues

48%

59%

62%

COA

Laden to
Ballast

63%

Panamax International

74%

Clean Products International

61%

Aframax International

63%

Tanker International

Weathering the Storm and
Building for 2010 and Beyond

In Liquidity.  The financial condition of OSG means we
can focus on running the business well, take
advantage of opportunities and reduce costs

$1.7B

Of locked-in revenue for balance of 2009.
 FFA positions add additional cover to the
Crude portfolio

~$20M

G&A cuts identified.   Additional measures to
be implemented in 2009 are under evaluation

$278M

Weathering the Storm and
Building for 2010 and Beyond (cont)

When nine older product
tankers redeliverin July 2009

Significant
Returns

In 2010 we will get a full year contribution
from the FSOsstationed in Qatar

Losses
Eliminated

U.S. Gulf
Lightering

Acquired to provide stable contract revenues
in weaker markets.  Market share has more
than doubled since acquisition and is well-
positioned for 2010.

Summary

At OSG, we are focused on running our business for the long-term

We excel in bull markets and will not only survive, but remain strong through troughs

Our board holds us accountable for both short-term performance and long-term value creation

The strength of our balance sheet and financial position will enable us to take advantage of this uncertain market

We expect opportunities for well-funded and well-capitalized companies like OSG

Staying focused day-to-day and doing what we can to improve the business

There are many actions we can take to build value that are not market dependent

Market factors to consider

Single hull phase-out acceleration:  all by 12/31/2010

Orderbook fall off due to deteriorating shipping credit market

No new orders since August 2008

The recession will winnow out weak shipyards and companies

Financial Review

Myles R. Itkin
Chief Financial Officer

Liquidity and Bank Commitments

285%

$2.6B

34%

$1.02B debt on
$1.5B of vessels

$1.4B in losses or
shareholder
distributions

$1,058M
add’l debt

Minimum Net Worth
Tangible net worth   $1.2B

Minimum Unencumbered Assets*
Tangible assets to unsecured debt
150%

Maximum Leverage
Funded indebtedness to total
capitalization <60%

Capacity

Predominantly unsecured borrower

Uniform covenants on facilities

No loan to collateral maintenance clauses

Back-end liability structure

2009 liquidity position expected to be similar to 2008

Low level of capital commitments in 2009

Revolving facilities                                     $784

Public debt                                                             220

Secured term loans                                     403

Total                                                                         1,408

Less current debt                                          (26)

Long-term debt outstanding       $1,382

Debt Obligations

Debt Amortization per Annum

       2009*        2010         2011

           $21.4        $29.7        $33.3

$ in millions

*2009 debt amortization amount is for 4/1/09 through 12/31/09; minimum unencumbered asset capacity assumes 70% advance rate

$ Millions	Remainder 2009	2010	2011	Total
Drydocks	$27	$27	$45	$99
Newbuild Vessel Expenditures	$233	$369	$226	$828
Total Commitments	$260	$396	$271	$927
Remaining Liquidity after Operating Commitments	$1,495	$1,152	$731	
Required Debt Amortization	$21	$30	$33	$84
Remaining Liquidity after Operating Commitments & Debt Amortization	$1,474	$1,122	$698	

Page 10

Commitments Effect on Liquidity

$1.7B in liquidity comfortably handles our $927
million of commitments over the next 3 years

77%
66%
90%
Crude
Products (MR)
U.S.

98%
25%
66%
97%
VLCC
Suezmax
Aframax
Panamax

Page 11

Fixed Revenue / Cash Expense Coverage

Contracted revenue provides stable
cash flow covering a significant portion
of cash expenditures

77% of Crude cash expenditures are
covered by fixed revenue requiring
$14K/day to be earned on open days to
cover balance of cash expenditures

66% of Product (MR) cash expenditures
arecovered by fixed revenue requiring
$18K/day to be earned on open days to
cover balance of cash expenditures

90% of U.S. Flag cash expenditures are
covered by fixed revenue

$2K/day             $44K/day               $18K/day               $1K/day

$14K/day                          $18K/day                           $11K/day

Rates required per day to cover cash expenditures are net of fixed revenue earned (including first quarter actuals) and include vessel operating expenses, charter-in expenses (cash basis), drydock cost, allocated G&A, debt amortization and interest expense.

By Operating Segment

By Crude Vessel Class

71% of 2009 cash opex is
covered by fixed revenue

As of March 31, 2009

(in thousands, except EPS)	Q109	Q108
Shipping Revenues	$324,804	$410,676
Voyage expenses	32,015	34,842
TCE Revenues	292,789	375,834
Vessel expenses	73,530	72,869
Charter hire expenses[1]	111,342	90,671
Depreciation and amortization	43,881	47,591
General and administrative	27,300	37,285
Severance and relocation costs	2,169	-
Shipyard contract termination costs	35,885	-
(Gain) on disposal of vessels	(129,863)	(5)
	164,244	248,411
Income from Vessel Operations	128,545	127,423
Equity in income of affiliated companies	2,472	1,329
Operating Income	131,017	128,752
Other income	2,305	2,969
Interest expense	(11,372)	(18,363)
Credit for federal income taxes	1,312	-
Net income	123,262	113,358
Less noncontrolling interest	(1,512)	(923)
Net Income attributable to OSG	$121,750	$112,435
Diluted EPS	$4.53	$3.60
Diluted shares outstanding	26,879	31,250
EBITDA	$175,691	$178,389

OSG
Page 12

Financial Review – Income Statement

<$5.9M> in compensation and benefits for
shoreside staff; <$1.5M> in reduced legal,
consulting and T&E costs

1For detail of charter-hire expense, see Appendix “Charter Hire Expense by Segment.”

Reorganization of U.S. Flag operations

Sale of 2 vessels during the quarter: the TI Africa
and Donna

300 bp interest rate reduction on floating rate
debt; $160M lower avg. debt outstanding; and
repayment of $176M of public debt in 2008

Remains in line period over period as lower TCE
revenues of $83M were offset by the effect of
$130M gain on asset sales and $36M of shipyard
contract termination costs

Supplemental information detailing specific items affecting
net income for first quarters of 2009 and 2008 is available
in the Appendix and on the Investor Relations Webcasts
and Presentations section of www.osg.com.

(In thousands)	3/31/2009	12/31/2008
ASSETS		
Cash and cash equivalents	$588,067	$343,609
Voyage receivables	187,091	219,500
Other receivables	68,137	64,773
Inventories, prepaid expenses and other current assets	181,336	50,407
Total Current Assets	1,024,631	678,289
Capital Construction Fund	40,524	48,681
Vessels and other property, less accum. depr.	2,580,150	2,683,147
Vessels under capital leases, less accum. depr.	573	1,101
Vessels held for sale	5,156	53,975
Deferred drydock expenditures, net	68,214	79,837
Total Vessels, Deferred Drydock and Other Property	2,654,093	2,818,060
Investments in Affiliated Companies	125,746	98,620
Intangible assets, less accumulated amortization	104,711	106,585
Goodwill	9,589	9,589
Other Assets	49,573	130,237
Total Assets	$4,008,867	$3,890,061
LIABILITIES		
Total Current Liabilities	$250,649	$194,938
Long-term Debt	1,381,243	1,396,135
Def. Gain on Sale and Leaseback of Vessels	132,654	143,948
Deferred Federal Income Taxes and Other Liabilities	274,737	330,407
Equity	1,969,584	1,824,633
Total Liabilities and Equity	$4,008,867	$3,890,061

OSG
Page 13

Financial Review – Balance Sheet

Impacted by $240M in proceeds from asset sales and
$103M from cash from operating activities, offset by $72M
in expenditures for vessels

Includes $89M in derivative contracts in a gain position
and $39M in collateral deposits related to derivative
positions

Reflects increase of $18M due to positive mark-to-market
movements on interest rate swaps, and a net increase of
$13M related to the FSO JV investment

12/31/08 included $69M collateral deposits on derivative
positions that offset positions classified in long-term
liabilities

Reflects reclassification of noncontrolling interest (minority interest) in OSG America in accordance with FAS 160

Includes $56M in derivative contracts in a loss position
and $16M in collateral deposits received related to
derivative contracts

An invitation to investors to join OSG
management at the Company’s

Annual Investor Event
New York
May 21, 2009

Contact:  Jennifer Schlueter

Appendix

($ in thousands, except EPS)	Three Months Ended Mar. 31, 2009 $	$ Per Share
Gain on sales of vessels	($129,863)	($4.83)
Shipyard contract termination costs	35,885	1.34
Unrealized derivative activity	(1,083)	(0.04)
Total	($95,061)	($3.53)
Reported Net Income / EPS	$121,750	$4.53
Adjusted Net Income / EPS	$26,689	$1.00

$ in thousands	Three Months Ended Mar. 31, 2009	2008
Time charter equivalent revenues	$292,789	$375,834
Add: Voyage expenses	32,015	34,842
Shipping Revenues	$324,804	$410,676

$ in thousands	Three Months Ended Mar. 31, 2009	2008
Net income attributable to OSG	$121,750	$112,435
Credit for federal income taxes	(1,312)	-
Interest expense	11,372	18,363
Depreciation and amortization	43,881	47,591
EBITDA	$175,691	$178,389

OSG
Page 16

Reconciliation Information

Set forth below are significant items of income and expense that affected the Company’s net income for the three months ended March 31, 2009, all of which are typically excluded by securities analysts in their published estimates of the Company’s financial results

Specific Items Affecting Net Income

Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter.  Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.

TCE Revenues

EBITDA represents operating earnings excluding net income attributable to the noncontrolling interest, which is before interest expense and income taxes, plus other income and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods.  EBITDA should not be considered a substitute for net income attributable to the Company or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the
United States or as a measure of profitability or liquidity.  While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

EBITDA

2009 Guidance

Estimated vessel expenses

$300M to $320M

Time and bareboat charter hire expenses

(updated from $415 to $435 to reflect lower profit share assumptions)

$405M to $425M

Depreciation and Amortization

$175M to $195M

G&A

(updated from $125M to $130M to reflect Companywide efforts underway)

$120M to $125M

Equity income of affiliated companies

$12 to $16M

Other income, net of interest expense

(Interest expense updated from $55M to $65M and other income updated from $8M to $10M to reflect lower interest rates)

Interest expense approx. $45M to $55M

Other income, net of derivative transactions, $5M to $7M

Taxes

Approx. <$5M

Capital Expenditures (updated to reflect nine months of 2009 and timing changes in drydocks)

$27M in drydock costs (Q2 $12M Q3 $7M and Q4 $8M)

$233M newbuild progress payments, vessel improvements and capitalized interest (Q2 $61M Q3 $67M and
Q4 $105M)

Crude (57)
25
27
5
Product (53)
14
27
8
4
U.S. (30)
16
6
2
6
Gas/Other (6)
5
1

OSG
Page 18

Owned

Chartered-in

Owned

Chartered-in

120 OPERATING

26   NEWBUILD/
CONVERSIONS

60

60

15

11

As of April 30, 2009

Fleet Snapshot

1

1Includes 2 ships in layup, pending sale, and 3 ships in short-term layup

Owned			Chartered-in			
	Crude/FSO	Product	U.S. Flag	Crude	Product	U.S. Flag	Total
2009							
Q2	-	-	-	-	-	1	1
Q3	2	-	-	-	1	-	3
Q4	1	-	1	-	-	1	3
Total	*3*	-	*1*	-	*1*	*2*	*7*
2010							
Q1	-	1	-	-	-	1	2
Q2	-	1	1	-	-	1	3
Q3	-	1	-	-	-	-	1
Q4	-	1	-	-	1	1	3
Total	-	*4*	*1*	-	*1*	*3*	*9*
2011							
Q1	-	1	-	-	2	1	4
Q2	1	2	-	-	-	-	3
Q3	-	1	-	-	1	-	2
Q4	1	-	-	-	-	-	1
Total	*2*	*4*	-	-	*3*	*1*	*10*
TOTAL	5	8	2	-	5	6	26

OSG

Page 19

Vessel Delivery Schedule

As of April 30, 2009

An excel spreadsheet of OSG’s full fleet, including delivery date information, can be found on www.osg.com.

($ in thousands)	Crude	Product	U.S. Flag	Total
Base charter hire	$68,674	$26,426	$10,853	**$105,953**
Profit share	8,732	357	0	**9,089**
Amortization of deferred gain	(10,707)	(805)	0	**(11,512)**
Other	60	41	1,708	**1,809**
Spot charter lightering	5,852	0	151	**6,003**
Charter Hire Expense	**$72,611**	**$26,019**	**$12,712**	**$111,342**

($ in thousands)	VLCC	Suezmax	Aframax	Panamax	Lightering	Total Crude
Base charter hire	$25,570	$7,513	$20,120	$5,233	$10,238	$68,674
Profit share	5,771	122	2,291	0	548	8,732
Amortization of deferred gain	(7,656)	0	(2,745)	129	(435)	(10,707)
Other	0	0	60	0	0	60
Spot charter lightering	0	0	0	0	5,852	5,852
Charter Hire Expense	$23,685	$7,635	$19,726	$5,362	$16,203	$72,611

OSG
Page 20

Charter Hire Expense by Segment

For the Quarter Ended March 31, 2009

Time Charter	U.S. COA	Pool Charters	Total
2009	$241,238	-	$36,769	$278,007
2010	242,415	37,512	809	280,736
2011	195,054	38,262	-	233,316
2012	141,275	39,027	-	180,302
2013 and thereafter	186,680	295,944	-	482,624
Total	$1,006,662	$410,745	$37,578	$1,454,985
% of Total	69 %	28 %	3 %	100 %

	U.S.	Product	Crude	Other	Total
2009	$131,544	$80,149	$23,632	$5,913	$241,238
2010	169,114	62,301	3,476	7,524	242,415
2011	173,456	13,751	-	7,847	195,054
2012	134,717	-	-	6,558	141,275
2013 and thereafter	186,680	-	-	-	186,680
Total	$795,511	$156,201	$27,108	$27,842	$1,006,662
% of Total	79 %	16 %	3 %	3 %	100 %

	U.S.	Product	Crude	Other	Total
2009	3,266	3,879	852	275	8,272
2010	3,589	2,856	141	350	6,936
2011	3,242	625	-	365	4,232
2012	2,419	-	-	305	2,724
2013 and thereafter	3,090	-	-	-	3,090
Total	15,606	7,360	993	1,295	25,254
% of Total	62 %	29 %	4 %	5 %	100 %

OSG
Page 21

Future Revenue $/Days by Segment

Locked-in Time Charter
Days by Segment

Locked-in Time Charter
Revenue by Segment

Locked-in
Charter Revenue

www.osg.com